MERRILL LYNCH
CALIFORNIA
MUNICIPAL
BOND FUND







FUND LOGO







Annual Report

August 31, 1995



Officers and Trustees
Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Vincent R. Giordano, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Jerry Weiss, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863











This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, maybe worth more or less than their original cost.



Merrill Lynch California
Municipal Bond Fund
Merrill Lynch California
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011





TO OUR SHAREHOLDERS

During the August quarter, US economic indicators continued to suggest that economic growth is moderate and that the rate of inflation remains low. Gross domestic product (GDP) growth for the three months ended June 30 was revised to show that the economy expanded at a 1.1% pace, rather than the 0.5% rate that was originally reported. However, although the employment report for August exceeded consensus expectations, most of the new jobs created were in the service sector, reflecting the ongoing sluggishness in manufacturing. In addition, total hours worked and hourly wages declined in August. Other lackluster economic indicators included disappointing durable goods orders in July and continued poor retail sales results.

After gaining ground in recent weeks, the US dollar has strengthened relative to the yen and the Deutschemark. Improving interest rate differentials favoring the US currency, combined with coordinated central bank intervention and more positive investor sentiment, have helped to bolster the dollar in foreign exchange markets. Other factors that appear to be improving the US dollar's outlook in the near term are a pick-up in capital flows to the United States and the prospect of increased capital outflows from Japan. However, it remains to be seen if the US dollar's strengthening trend can continue without significant improvements in the US budget and trade deficits.

In the weeks ahead, investor interest will continue to focus on US economic activity. Clear signs of a moderate, noninflationary expansion could further benefit the US stock and bond markets. In addition, should the current Federal budget deficit reduction efforts now underway in Washington prove successful, the implications would likely be positive for the US financial markets.

The Municipal Market
Tax-exempt bond yields generally drifted upward throughout the three months ended August 31, 1995. As measured by the Bond Buyer Revenue Bond Index, yields on A-rated, uninsured tax-exempt revenue bonds rose approximately 20 basis points (0.20%) to 6.26%. Market yields have generally risen in response to investor concerns that the domestic economy was regaining momentum and that the Federal Reserve Board's action in July had been premature. Fears that an expanding economy would have negative inflationary implications pushed municipal bond yields higher to 6.44% by mid-August. Municipal bonds yields rallied at the end of August as investors saw signs that recent economic strength was diminishing and the inflationary environment would remain benign. However, while displaying considerable weekly volatility, US Treasury bond yields ended the August quarter essentially unchanged at 6.65%.

Municipal bonds have underperformed US Treasury securities for a number of reasons. The record highs of the US equity market have continued to attract retail investors seeking further capital gains. Investor demand has also been diminished in recent months by the "sticker shock" effect that periodically affects the municipal bond market. Investors who had become accustomed to purchasing tax-exempt securities in the 6.50%--7.00% range six to seven months ago have demonstrated understandable reluctance to purchase similar securities at current levels. The strong fundamental structure of the municipal bond market, however, suggests that such hesitancy may prove costly.

However, the major reason by far for the tax-exempt market's recent underperformance has been concerns regarding the implication for municipal bonds' tax advantage resulting from various proposed tax law changes (for example, flat tax, value-added tax or national sales tax) that have reduced investor demand for tax-exempt products. Such concerns are likely to quickly recede as investors realize that such, if any, changes are unlikely to be enacted before late 1996 at the earliest. Long-term investors will also recall 1986 when similar tax proposals were made, municipal bond yields initially rose, in some instances, to over 100% of taxable yields. Tax-exempt bond yields quickly declined as investors' fears proved to be unfounded.

The municipal bond market's strong technical position has diminished somewhat in recent months. New-issue supply over the last six months has totaled approximately $75 billion, or a decline of over 12% compared to the corresponding period in 1994. Over the last three months, however, municipalities issued approximately $42 billion in new securities, which represents less than a 2% decline versus the same period a year earlier. Investor demand has remained muted in recent months despite significant funds available to investors. By the end of August investors, both individual and institutional, are expected to have received as much as $85 billion from tax-exempt bond maturities, coupon payments and the proceeds of early bond redemptions. Little new money has entered the municipal market in recent months, largely in response to the factors mentioned above. Consequently, much of the technical support the municipal market enjoyed earlier this year has evaporated, causing municipal bond yields to decline at a slower rate than their taxable counterparts.

However, the recent relative underperformance of municipal bonds has made them particularly attractive to long-term investors. Tax-exempt bonds currently yield well over 90% of US Treasury securities. In some instances, A-rated, long-term revenue bonds have yielded almost 95% of US Treasury bonds. Analysts usually consider municipal bonds yielding over 82% of US Treasury securities to be historically attractive. With inflation-adjusted, "real" after-tax equivalent tax-exempt yields of over 6.50%, municipal securities appear to represent considerable value.

Current tax-exempt yield levels appear to be overcompensating for any proposed changes in tax law that can reasonably be expected to be enacted. As Congressional hearings on this matter would continue into 1996, and the revenue losses resultant from such changes become more apparent, the likelihood of any significant changes to tax codes and the resultant decline of municipal bonds' inherent tax advantage should decline. Under such a scenario, tax-exempt bond yields would quickly decline and currently available municipal bond yields would return to their normal historic relationship.

Fiscal Year in Review
We began the fiscal year ended August 31, 1995 with a strategy seeking to limit the negative impact that a bear phase in the bond market had on the per share net asset valuations of Merrill Lynch California Municipal Bond Fund. In a period of declining bond prices, we took advantage of opportunities to raise the coupon income of the Fund's holdings to seek to cushion the portfolio from the negative price movements of the municipal market. To maintain a high level of current yield, we did not raise the Fund's cash reserve levels significantly. Instead, we chose to structure the portfolio more defensively by altering coupon structure.

Toward the end of 1994, an improved outlook for fixed-income securities was becoming apparent. The US economy was showing signs of weakness and the Federal Reserve Board apparently basing its monetary policy on the low rate of inflation. With this backdrop, we postured the Fund more aggressively, anticipating the possibility of a market rebound. Because this improvement in the market came to fruition, the Fund had positive total returns for the fiscal year.

In Conclusion
We are constantly working in close cooperation with our municipal research group to uncover special credit situations within the California market to seek to enhance our current return. However, credit quality of the Fund's portfolio mix remains a primary concern. Currently, 70% of the Fund's total assets are rated AA or better by at least one of the major rating agencies. We look at the current marketplace as being relatively constructive for the municipal bond market, with an extremely tight technical backdrop of low new issuance and increased demand from insurance companies giving the market a firm tone. However, we will be proceeding cautiously from this point, since the significant gains of the past year naturally have resulted in yields that have traditionally been unappealing to new retail customers.

We appreciate your investment in Merrill Lynch California Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President

(Vincent R. Giordano)
Vincent R. Giordano
Vice President



September 28, 1995






PERFORMANCE DATA

About Fund Performance

Since October 21, 1994, investors have been able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years.

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

Performance data for all of the Fund's shares are presented in the "Total Return Based on a $10,000 Investment" graphs on page 4 and the "Recent Performance Results" table on page 5. Data for the Fund's Class A Shares and Class B Shares are presented in the "Average Annual Total Return" tables on page 5. Data for Class C and Class D Shares are also presented in the "Aggregate Total Return" tables on page 5.

The "Recent Performance Results" table shows investment results before the deduction of any sales charges for Class A and Class B Shares for the 12-month and 3-month periods ended August 31, 1995 and for Class C and Class D Shares for the since inception and 3-month periods ended August 31, 1995. All data in this table assume imposition of the actual total expenses incurred by each class of shares during the relevant period.

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




PERFORMANCE DATA (continued)



Total Return Based on a $10,000 Investment--Class A Shares


A line graph depicting the growth of an investment in the Fund's
Class A Shares compared to the growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:


                                             10/25/88**      8/95

ML California Municipal Bond Fund++--
Class A Shares*                              $ 9,600        $15,937

Lehman Brothers Municipal Bond Index++++     $10,000        $17,327




Total Return Based on a $10,000 Investment--Class B Shares


A line graph depicting the growth of an investment in the Fund's
Class B Shares compared to the growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                             9/30/85**       8/95

ML California Municipal Bond Fund++--
Class B Shares*                              $10,000        $21,756

Lehman Brothers Municipal Bond Index++++     $10,000        $24,958




Total Return Based on a $10,000 Investment--Class C Shares and Class D
Shares


A line graph depicting the growth of an investment in the Fund's
Class C Shares and Class D Shares compared to the growth of an investment in the Lehaman Brothers Municipal Bond Index. Beginning and ending values are:

                                            10/21/94**       8/95

ML California Municipal Bond Fund++--
Class C Shares*                              $10,000        $10,796

ML California Municipal Bond Fund++--
Class D Shares*                              $ 9,600        $10,504

Lehman Brothers Municipal Bond Index++++     $10,000        $11,248


[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++ML California Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the State of California, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++++This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.

    Past performance is not predictive of future performance.



PERFORMANCE DATA (concluded)

Average Annual Total Return


                                           % Return Without  % Return With
                                              Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/95                                +7.70%         +3.39%
Five Years Ended 6/30/95                          +7.41          +6.54
Inception (10/25/88)
through 6/30/95                                   +7.63          +6.97

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



                                                % Return       % Return
                                               Without CDSC   With CDSC**

Class B Shares*

Year Ended 6/30/95                                +7.11%         +3.11%
Five Years Ended 6/30/95                          +6.86          +6.86
Inception (9/30/85) through 6/30/95               +8.13          +8.13

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



Aggregate Total Return

                                                 % Return       % Return
                                               Without CDSC    With CDSC**

Class C Shares*

Inception (10/21/94)
through 6/30/95                                   +7.36%         +6.36%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.

                                            % Return Without  % Return With
                                              Sales Charge     Sales Charge**

Class D Shares*

Inception (10/21/94)
through 6/30/95                                   +7.74%         +3.43%

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



Recent Performance Results
                                                                              12 Month     3 Month
                                           8/31/95     5/31/95    8/31/94++  % Change++    % Change
Class A Shares*                             $11.40      $11.54     $11.32      +0.71%        -1.21%
Class B Shares*                              11.40       11.54      11.32      +0.71         -1.21
Class C Shares*                              11.40       11.54      10.94      +4.20         -1.21
Class D Shares*                              11.40       11.54      10.94      +4.20         -1.21
Class A Shares--Total Return*                                                  +6.77(1)      +0.17(2)
Class B Shares--Total Return*                                                  +6.28(3)      +0.13(4)
Class C Shares--Total Return*                                                  +8.96(5)      +0.11(6)
Class D Shares--Total Return*                                                  +9.42(7)      +0.14(8)
Class A Shares--Standardized 30-day Yield     5.17%
Class B Shares--Standardized 30-day Yield     4.89%
Class C Shares--Standardized 30-day Yield     4.78%
Class D Shares--Standardized 30-day Yield     5.08%


  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 ++Investment results shown for Class C and Class D Shares are since inception (10/21/94).
(1)Percent change includes reinvestment of $0.644 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.158 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.588 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.144 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.475 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.141 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.522 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.154 per share ordinary income dividends.

PORTFOLIO ABBREVIATIONS


To simplify the listings of Merrill Lynch California Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

ACES SM    Adjustable Convertible Extendable Securities
AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDR        Industrial Development Revenue Bonds
INFLOS     Inverse Floating Rate Municipal Bonds
M/F        Multi-Family
RIB        Residual Interest Bonds
RITES      Residual Interest Tax-Exempt Securities
RITR       Residual Interest Trust Receipts
S/F        Single-Family
TRAN       Tax Revenue Anticipation Notes
UT         Unlimited Tax
VRDN       Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)
S&P       Moody's   Face                                                                                            Value
Ratings   Ratings  Amount                                     Issue                                               (Note 1a)

California--98.5%
AAA       Aaa     $  3,000   Anaheim, California, Public Financing Authority, Tax Allocation Revenue
                             Bonds, RITES, 8.745% due 12/28/2018 (c)(j)                                            $  3,244

                             Antioch, California, Improvement Bonds (1915 Assessment District No. 27--
                             Lone Tree):
NR*       NR*          630    Series D, 6.20% due 9/02/2002                                                             641
NR*       NR*          670    Series D, 6.40% due 9/02/2003                                                             686
NR*       NR*        4,975    Series D, 7.30% due 9/02/2013                                                           5,129
NR*       NR*        4,000    Series E, 7.125% due 9/02/2016                                                          4,086

AAA       Aaa        3,140   Brea, California, Public Financing Authority, Tax Allocation Revenue Bonds
                             (Redevelopment Project), Series A, 6.75% due 8/01/2022 (c)                               3,309

AAA       Aaa        2,025   Brentwood, California, Unified School District Revenue Bonds, 6.85%
                             due 8/01/2016 (d)                                                                        2,173

A1+       VMIG1++      700   California Health Facilities Financing Authority Revenue Bonds (Catholic
                             Health Care), VRDN, Series C, 3.40% due 7/01/2020 (b)(c)                                   700

                             California Health Facilities Financing Authority Revenue Bonds, Series A:
AA        Aa3       16,770    (Kaiser Permanente), 7% due 10/01/2018                                                 17,851
AAA       Aaa        4,350    (Kaiser Permanente), 7% due 10/01/2018 (c)                                              4,738
BB        Ba         5,150    Refunding (Good Samaritan Health System), 7.50% due 5/01/2015                           5,183
AAA       Aaa        4,085    Refunding (San Diego Hospital Association), 6.20% due 8/01/2020 (c)                     4,126
AAA       Aaa        4,000    (Scripps Memorial Hospital), 6.25% due 10/01/2013 (c)                                   4,060
NR*       A          5,780    (Scripps Research Institute), 6.625% due 7/01/2014                                      5,962

                             California HFA, Home Mortgage Revenue Bonds:
AA-       Aa         5,080    AMT, Series A, 7.70% due 8/01/2030                                                      5,381
AA-       Aa           535    AMT, Series B, 8% due 8/01/2029                                                           570
AA-       Aa        10,200    AMT, Series F-1, 7% due 8/01/2026                                                      10,639
AA-       Aa           855    AMT, Series G, 8.15% due 8/01/2019                                                        914
AA-       Aa         2,205    Series A, 8.125% due 8/01/2019                                                          2,373
AA-       Aa         3,085    Series D, 7.25% due 8/01/2017                                                           3,287

                             California HFA, Revenue Bonds, AMT:
AA-       Aa         4,250    RIB, 8.777% due 8/01/2023 (j)                                                           4,303
AAA       Aaa          980    Series A, 7.20% due 2/01/2026 (c)                                                       1,032

                             California Pollution Control Financing Authority, Solid Waste Disposal
                             Revenue Bonds (Shell Oil Co.--Martinez Project), VRDN, AMT (b):
A1+       VMIG1++      700    Series A, 3.60% due 10/01/2024                                                            700
A1+       VMIG1++      300    Series B, 3.60% due 12/01/2024                                                            300


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)
S&P       Moody's   Face                                                                                            Value
Ratings   Ratings  Amount                                     Issue                                               (Note 1a)

California (continued)
AA        Aa       $10,000   California State Department of Water Resources, Central Valley Project
                             Revenue Bonds (Water Systems), Series M, 5% due 12/01/2019                            $  8,707

A         A1         2,000   California State, GO, UT, 10% due 2/01/2010                                              2,875

A         A1         3,500   California State, GO, Various Purpose Bonds, UT, 5.90% due 4/01/2023                     3,384

A+        A1        16,300   California State, GO, Veterans' Revenue Bonds, AMT, UT, Series AW, 7.70%
                             due 4/01/2009                                                                           17,698

                             California State Public Works Board, Lease Revenue Bonds:
A-        A         10,675    (Department of Corrections--Monterey County), Series A, 7% due
                              11/01/2019                                                                             11,421
A-        A          3,555    High Technology Facilities (San Jose Facilities), Series A, 7.75%
                              due 8/01/2006                                                                           4,100
A-        A          7,000    (Various Community College Projects), 7% due 3/01/2019                                  7,469
AAA       Aaa       10,625    (Various University of California Projects), Series A, 6.40% due
                              12/01/2016 (d)                                                                         10,998
A-        A1         1,475    (Various University of California Projects), Series B, 6.625% due
                              12/01/2019                                                                              1,533

                             California Statewide Community Development Authority Revenue Bonds, COP:
AAA       Aaa        5,360    (Good Samaritan Health System), 6.50% due 5/01/2024 (k)                                 5,547
AA        Aa         4,750    (Saint Joseph Health System Group), 6.625% due 7/01/2021                                4,972
A1        VMIG1++    1,700    (Sutter Health Obligation Group), VRDN, 3.30% due 7/01/2015 (b)(d)                      1,700

AAA       Aaa        5,000   Central Coast, California, Water Authority Revenue Bonds
                             (State Water Project Regional Facilities), 6.60% due 10/01/2022 (d)                      5,250

BBB       NR*        1,000   Contra Costa County, California, Public Financing Authority,
                             Tax Allocation Revenue Refunding Bonds, Series A, 7.10% due 8/01/2022                    1,033

                             Corona, California, COP, Corona Community:
AAA       Aaa        1,915    8% due 3/01/2009 (a)                                                                    2,418
AAA       Aaa        2,065    8% due 3/01/2010 (a)                                                                    2,606
AAA       Aaa        2,230    8% due 3/01/2011 (a)                                                                    2,828
AAA       Aaa        2,410    8% due 3/01/2012 (a)                                                                    3,067
AAA       Aaa        2,605    8% due 3/01/2013 (a)                                                                    3,324
AAA       Aaa        2,810    8% due 3/01/2014 (a)                                                                    3,592
AAA       Aaa        3,035    8% due 3/01/2015 (i)                                                                    3,918

NR*       Aaa        4,635   Cypress, California, S/F Residential Mortgage Revenue Refunding Bonds,
                             Series A, 7.10% due 1/01/2011(i)                                                         4,944

A1+       VMIG1++      600   Eastern Municipal Water District, California, Water and Sewer Revenue
                             Refunding Bonds, VRDN, COP, Series B, 3.35% due 7/01/2020 (b)(e)                           600

AAA       Aaa        5,000   El Cajon, California, Redevelopment Agency, Tax Allocation
                             (El Cajon Redevelopment Project), 6.60% due 10/01/2022 (d)                               5,252

BBB+      NR*        3,600   Fontana, California, Redevelopment Agency, Tax Allocation Refunding
                             Bonds (Jurupa Hills Redevelopment Project), Series A, 7.20% due 10/01/2024               3,773

AAA       Aaa        2,230   Irvine, California, Unified School District, Special Tax Community
                             Facilities Bonds (District No. 86-1), Series A, 8.10% due 11/15/2013 (c)                 2,536

                             Long Beach, California, Improvement Bonds (1915 Assessment District 90-2):
NR*       NR*          465    7% due 9/02/2001                                                                          479
NR*       NR*          495    7.05% due 9/02/2002                                                                       510
NR*       NR*          530    7.10% due 9/02/2003                                                                       546
NR*       NR*          570    7.15% due 9/02/2004                                                                       587
NR*       NR*          610    7.20% due 9/02/2005                                                                       628
NR*       NR*          655    7.25% due 9/02/2006                                                                       675
NR*       NR*        4,065    7.50% due 9/02/2011                                                                     4,202

SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)
S&P       Moody's   Face                                                                                            Value
Ratings   Ratings  Amount                                     Issue                                               (Note 1a)

California (continued)
NR*       NR*     $  5,695   Long Beach, California, M/F Redevelopment Agency Revenue Bonds
                             (Housing--Pacific Court Apartments), Issue B, AMT, 6.95% due 9/01/2023            $      5,100

NR*       NR*        4,545   Long Beach, California, Special Tax Community Facilities, District No.3--
                             Pine Avenue, 6.375% due 9/01/2023                                                        4,235

AAA       Aaa        5,225   Los Angeles, California, Community Redevelopment Agency,
                             Housing Revenue Refunding Bonds, Series A, 6.45% due 7/01/2017 (d)                       5,393

AAA       Aaa        5,150   Los Angeles, California, Community Redevelopment Agency,
                             Tax Allocation Refunding Bonds (Bunker Hill), Series H, 6.50% due 12/01/2016 (f)         5,344

AAA       Aaa       17,050   Los Angeles, California, Convention and Exhibition Center Authority,
                             COP, 9% due 12/01/2005 (a)                                                              22,693

AA-       Aa        10,000   Los Angeles, California, Department of Water and Power, Electric Plant
                             Revenue Bonds, Registered RITR, 8.522% due 2/01/2020 (j)                                10,375

AAA       Aaa        5,000   Los Angeles, California, Department of Water and Power, Waterworks Revenue
                             Bonds, 6.30% due 7/01/2024 (c)                                                           5,122

                             Los Angeles, California, Harbor Department Revenue Bonds:
AAA       NR*       14,000    7.60% due 10/01/2018 (i)                                                               15,772
AA        Aa         1,965    Series B, AMT, 6.60% due 8/01/2014                                                      2,045

                             Los Angeles, California, Wastewater System Revenue Bonds  (c):
AAA       Aaa        2,000    Refunding, Series A, 5.70% due 6/01/2020                                                1,918
AAA       Aaa        7,890    Series D, 6.625% due 12/01/2012                                                         8,346

AAA       Aaa       13,500   Los Angeles County, California, COP (Correctional Facilities Project), 6.50%
                             due 9/01/2013 (c)                                                                       13,975

NR*       NR*        8,000   Los Angeles County, California, COP (Marina Del Rey), Series A, 6.50% due
                             7/01/2008                                                                                7,999

AAA       Aaa       10,000   Los Angeles County, California, Metropolitan Transportation Authority,
                             Sales Tax Revenue Bonds (Proposition C--Second Senior), Series A, 5.50% due
                             7/01/2017 (d)                                                                            9,360

AA-       Aaa       18,105   Los Angeles County, California, Transportation Commission, Sales Tax Revenue
                             Bonds, Series A, 6.90% due 7/01/2001 (a)                                                20,641

AAA       Aaa        4,750   Marysville, California, Hospital Revenue Bonds (Fremont--Rideout Health Group),
                             Series A, 6.30% due 1/01/2022 (d)                                                        4,837

                             Metropolitan Water District, Southern California, Waterworks Revenue Bonds:
AA        Aa         3,000    6.625% due 7/01/2012                                                                    3,187
AA+       Aa         4,880    Refunding, 6.75% due 6/01/2022                                                          5,036

AAA       Aaa        2,000   Modesto, California, Health Facilities Revenue Bonds (Memorial Hospital
                             Association), Series A, 6.875% due 6/01/2021 (c)                                         2,125

AAA       Aaa        5,635   Ontario, California, Redevelopment Financing Authority Revenue Bonds
                             (Cimarron Project No.1), 6.375% due 8/01/2020 (c)                                        5,776

AAA       Aaa       20,300   Orange County, California, Local Transportation Authority,
                             Sales Tax Revenue Bonds, Second Series, 6.10% due 2/14/2011 (e)                         20,665

A         NR*        5,000   Palmdale, California, Civic Authority, Revenue Refunding Bonds
                             (Merged Redevelopment Project), Series A, 6.60% due 9/01/2034                            5,262

A+        A1         8,000   Pasadena, California, COP, Refunding Bonds (Old Pasadena Parking Facility
                             Project), 6.25% due 1/01/2018                                                            8,253

AAA       Aaa       11,620   Pittsburg, California, Redevelopment Agency, Residential Mortgage Revenue Bonds,
                             9.60% due 6/01/2016 (i)                                                                 17,223



SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)
S&P       Moody's   Face                                                                                            Value
Ratings   Ratings  Amount                                     Issue                                               (Note 1a)

California (continued)
NR*       NR*     $  4,890   Pleasanton, California, Joint Powers Financing Authority, Revenue Reassessment
                             Bonds, Sub-Series B, 6.75% due 9/02/2017                                             $   4,925

AAA       Aaa        1,000   Port Oakland, California, Port Revenue Bonds, AMT, Series E, 6.50% due
                             11/01/2016 (c)                                                                           1,030

                             Poway, California, Redevelopment Agency, Tax Allocation Revenue Refunding Bonds
                             (Paraguay Redevelopment Project) (e):
AAA       Aaa        7,000    5.50% due 12/15/2023                                                                    6,499
AAA       Aaa        3,800    5.75% due 12/15/2026                                                                    3,651

AAA       Aaa        3,450   Rancho, California, Water District Financing Authority Revenue Bonds,
                             RITES, 9.199% due 9/11/2001 (a)(d)(j)                                                    4,261

AAA       Aaa        1,500   Redding, California, Electric System Revenue Bonds, COP, RIB, 8.65% due
                             7/01/2022(c)(j)                                                                          1,644

                             Redwood City, California, Public Financing Authority, Local Agency Revenue Bonds:
AAA       Aaa        1,500    Refunding, Series A, 6.50% due 7/15/2011 (d)                                            1,592
A-        NR*        2,500    Series B, 7.25% due 7/15/2011                                                           2,696

A1+       VMIG1++    2,600   Riverside County, California, COP (Riverside County Public Facilities),
                             ACES, Series A, 3.45% due 12/01/2015 (b)                                                 2,600

                             Riverside County, California, Redevelopment Agency Bonds (Tax Allocation
                             Redevelopment Project), Series A:
BBB       NR*        2,430    7.50% due 10/01/2026                                                                    2,590
AAA       Aaa        3,000    Refunding, 5.625% due 8/01/2023 (c)                                                     2,852

AAA       Aaa        3,000   Rohnert Park, California, Community Development Agency, Tax Allocation
                             Refunding Bonds (Rohnert Park Redevelopment Project), 6.50% due 8/01/2020 (d)            3,094

AAA       Aaa        5,335   Sacramento, California, City Financing Authority Revenue Bonds, 6.70% due
                             11/01/2001 (a)                                                                           6,060

                             Sacramento, California, Municipal Utilities District, Electric
                             Revenue Bonds:
AAA       Aaa        5,000    INFLOS, 8.565% due 8/15/2018 (e)(j)                                                     5,131
AAA       Aaa        5,000    Series B, 6.375% due 8/15/2022 (c)                                                      5,132

AA        Aa         2,500   San Bernardino, California, Health Care System Revenue Bonds (Sisters of Charity),
                             Series A, 7% due 7/01/2021                                                               2,689

SP1+      NR*        5,000   San Diego, California, Area Local Government Bonds, COP, TRAN, 4.75% due 10/18/1996      5,030

AAA       Aaa        7,250   San Diego, California, IDR, Refunding (San Diego Gas & Electric),
                             Series C, 5.90% due 9/01/2018 (d)                                                        7,107

                             San Francisco, California, City and County Airport Commission,
                             International Airport Revenue Bonds, Second Series (d):
AAA       Aaa        3,240    AMT, Issue 6, 6.50% due 5/01/2018                                                       3,371
AAA       Aaa        8,000    AMT, Issue 6, 6.60% due 5/01/2020                                                       8,412
AAA       Aaa        8,500    Refunding, Issue 1, 6.30% due 5/01/2011                                                 8,821

NR*       NR*        1,280   San Francisco, California, City and County Redevelopment Agency,
                             Community Facilities District, Special Tax No. 1 Revenue Bonds (South Beach),
                             8.20% due 8/01/2013                                                                      1,390

AAA       Aaa        6,195   San Francisco, California, City and County Sewer Revenue Refunding Bonds,
                             5.375% due 10/01/2016 (e)                                                                5,784

AAA       Aaa        4,150   Santa Clara County, California, Electric Revenue Bonds, Series A, 6.50% due
                             7/01/2021 (c)                                                                            4,293

AAA       Aaa       10,000   Santa Clara County, California, Financing Authority, Lease Revenue Bonds
                             (VMC Facility Replacement Project), Series A, 6.75% due 11/15/2020 (d)                  10,705

SCHEDULE OF INVESTMENTS (concluded)                                                                          (in Thousands)
S&P       Moody's   Face                                                                                            Value
Ratings   Ratings  Amount                                     Issue                                               (Note 1a)

California (concluded)

AA        A1      $  1,000   Santa Clara County, California, Transportation District, Sales Tax Revenue Bonds,
                             Series A, 6.75% due 6/01/2011                                                         $  1,059

AAA       Aaa        2,000   Santa Fe Springs, California, Redevelopment Agency, Tax Allocation
                             (Consolidated Redevelopment Project), Series A, 6.40% due 9/01/2022 (c)                  2,065

                             Southern California Home Financing Authority, S/F Mortgage Revenue Bonds, AMT (h):
AAA       NR*        4,175    Series A, 7.625% due 10/01/2023                                                         4,445
AAA       NR*        2,450    Series A, 7.35% due 9/01/2024 (g)                                                       2,597
AAA       NR*        1,040    Series B, 7.75% due 3/01/2024 (g)                                                       1,101

AAA       Aaa        5,000   Southern California Public Power Authority, Power Project Revenue Bonds (San
                             Juan Unit 3), Series A, 5% due 1/01/2020 (c)                                             4,352

AA+       VMIG1++    4,100   Southern California Public Power Authority, Transmission Project, Revenue
                             Refunding Bonds (Southern Transmission Project), VRDN, 3.15% due 7/01/2019 (b)(d)        4,100

BBB+      NR*       21,930   Stanislaus, California, Waste-to-Energy Financing Agency, Solid Waste Facility
                             Revenue Refunding Bonds (Ogden Martin System, Inc. Project), 7.625% due 1/01/2010       23,401

AAA       Aaa        4,000   Stockton, California, Revenue Bonds (Wastewater Treatment Plant Expansion),
                             COP, Series A, 6.80% due 9/01/2024 (e)                                                   4,258

AAA       Aaa        4,000   Tri-City, California, Hospital District Revenue Bonds (Tri-City Hospital), 7.50%
                             due 2/01/2017 (c)                                                                        4,526

                             University of California Revenue Bonds (Multiple Purpose Projects):
A-        NR*       14,700    Refunding, Series A, 6.875% due 9/01/2002 (a)                                          16,858
AAA       Aaa        8,000    Series D, 6.25% due 9/01/2012 (c)                                                       8,238
AAA       Aaa        6,000    Series D, 6.375% due 9/01/2019 (c)                                                      6,159
AAA       Aaa       11,845    Series D, 6.375% due 9/01/2024 (c)                                                     12,126

                             West Covina, California, COP (Queen of the Valley Hospital):
A         A          2,810    6.50% due 8/15/2019                                                                     2,803
A         A          6,000    6.95% due 8/15/2023                                                                     6,310

AAA       Aaa        6,000   West Sacramento, California, Redevelopment Agency, Tax Allocation Revenue Bonds
                             (West Sacramento Redevelopment Project), 6.25% due 9/01/2010 (c)                         6,206


Puerto Rico--2.4%


A         Baa1       5,000   Puerto Rico Commonwealth, GO, UT, 6.45% due 7/01/2017                                    5,169

A         Baa1      10,465   Puerto Rico Commonwealth, Highway and Transportation Authority,
                             Highway Revenue Bonds, Series T, 6.625% due 7/01/2018                                   10,915

Total Investments (Cost--$638,499 )--100.9%                                                                         673,288

Liabilities in Excess of Other Assets--(0.9%)                                                                        (5,884)
                                                                                                                   --------
Net Assets--100.0%                                                                                                 $667,404
                                                                                                                   ========

(a)Prerefunded.
(b)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 1995.
(c)MBIA Insured.
(d)AMBAC Insured.
(e)FGIC Insured.
(f)FSA Insured.
(g)FNMA Collateralized.
(h)GNMA Collateralized.
(i)Escrowed to Maturity.
(j)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 1995.
(k)CAPMAC Insured.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc. Ratings of issues shown have not been audited by Deloitte & Touche LLP.


See Notes to Financial Statements.




FINANCIAL INFORMATION


Statement of Assets and Liabilities as of August 31, 1995
Assets:             Investments, at value (identified cost--$638,499,362)(Note 1a)                          $673,287,854
                    Cash                                                                                          99,976
                    Receivables:
                      Securities sold                                                      $ 20,724,278
                      Interest                                                               12,184,525
                      Beneficial interest sold                                                  229,241       33,138,044
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1e)                                         128,247
                                                                                                            ------------
                    Total assets                                                                             706,654,121
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                   36,423,400
                      Beneficial interest redeemed                                            1,146,312
                      Dividends to shareholders (Note 1f)                                       949,895
                      Investment adviser (Note 2)                                               307,096
                      Distributor (Note 2)                                                      262,489       39,089,192
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       160,746
                                                                                                            ------------
                    Total liabilities                                                                         39,249,938
                                                                                                            ------------

Net Assets:         Net assets                                                                              $667,404,183
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                   $    388,100
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                      5,405,555
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         27,471
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         33,747
                    Paid-in capital in excess of par                                                         650,305,824
                    Accumulated realized capital losses on investments--net (Note 5)                         (16,973,155)
                    Accumulated distributions in excess of realized capital gains--net                        (6,571,851)
                    Unrealized appreciation on investments--net                                               34,788,492
                                                                                                            ------------
                    Net assets                                                                              $667,404,183
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $44,228,256 and 3,880,999
                    shares of beneficial interest outstanding                                               $      11.40
                                                                                                            ============
                    Class B--Based on net assets of $616,198,905 and 54,055,554
                    shares of beneficial interest outstanding                                               $      11.40
                                                                                                            ============
                    Class C--Based on net assets of $3,130,524 and 274,709 shares of
                    beneficial interest outstanding                                                         $      11.40
                                                                                                            ============
                    Class D--Based on net assets of $3,846,498 and 337,469 shares of
                    beneficial interest outstanding                                                         $      11.40
                                                                                                            ============


                    See Notes to Financial Statements.

Statement of Operations
                                                                                                      For the Year Ended
                                                                                                         August 31, 1995
Investment Income   Interest and amortization of premium and discount earned                                $ 45,693,141
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                                          3,828,093
                    Account maintenance and distribution fees--Class B (Note 2)                                3,249,016
                    Transfer agent fees--Class B (Note 2)                                                        292,378
                    Printing and shareholder reports                                                             125,242
                    Professional fees                                                                             83,636
                    Registration fees (Note 1e)                                                                   78,769
                    Custodian fees                                                                                66,614
                    Accounting services (Note 2)                                                                  64,518
                    Trustees' fees and expenses                                                                   40,349
                    Transfer agent fees--Class A (Note 2)                                                         19,780
                    Pricing fees                                                                                  17,934
                    Account maintenance and distribution fees--Class C (Note 2)                                    8,263
                    Account maintenance fees--Class D (Note 2)                                                     2,131
                    Transfer agent fees--Class D (Note 2)                                                            847
                    Transfer agent fees--Class C (Note 2)                                                            727
                    Other                                                                                         14,609
                                                                                                            ------------
                    Total expenses                                                                             7,892,906
                                                                                                            ------------
                    Investment income--net                                                                    37,800,235
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                        (16,973,155)
Unrealized Gain     Change in unrealized appreciation on investments--net                                     17,518,587
(Loss) on                                                                                                   ------------
Investments         Net Increase in Net Assets Resulting from Operations                                    $ 38,345,667
--Net (Notes 1b,                                                                                            ============
1d & 3):


                    See Notes to Financial Statements.

Statements of Changes in Net Assets
                                                                                          For the Year Ended August 31,
Increase (Decrease) in Net Assets:                                                             1995            1994
Operations:         Investment income--net                                                 $ 37,800,235     $ 43,908,000
                    Realized gain (loss) on investments--net                                (16,973,155)       4,109,882
                    Change in unrealized appreciation on investments--net                    17,518,587      (61,534,369)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations          38,345,667      (13,516,487)
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                (3,035,857)      (3,624,918)
Shareholders          Class B                                                               (34,575,842)     (40,283,082)
(Note 1f):            Class C                                                                   (69,364)              --
                      Class D                                                                  (119,172)              --
                    Realized gain on investments--net:
                      Class A                                                                        --       (1,039,120)
                      Class B                                                                        --      (12,643,710)
                    In excess of realized gain on investments--net:
                      Class A                                                                        --         (499,088)
                      Class B                                                                        --       (6,072,763)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (37,800,235)     (64,162,681)
                                                                                           ------------     ------------

Beneficial          Net decrease in net assets derived from beneficial interest
Interest            transactions                                                           (120,046,349)     (21,161,878)
Transactions                                                                               ------------     ------------
(Note 4):

Net Assets:         Total decrease in net assets                                           (119,500,917)     (98,841,046)
                    Beginning of year                                                       786,905,100      885,746,146
                                                                                           ------------     ------------
                    End of year                                                            $667,404,183     $786,905,100
                                                                                           ============     ============


                    See Notes to Financial Statements.

Financial Highlights
                                                                                         Class A
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                              For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                              1995       1994       1993        1992      1991
Per Share           Net asset value, beginning of year             $  11.32   $  12.38   $  11.80   $  11.44    $  11.03
Operating                                                          --------   --------   --------   --------    --------
Performance:          Investment income--net                            .64        .68       .70         .72         .74
                      Realized and unrealized gain (loss) on
                      investments--net                                  .08       (.78)       .78        .41         .41
                                                                   --------   --------   --------   --------    --------
                    Total from investment operations                    .72       (.10)      1.48       1.13        1.15
                                                                   --------   --------   --------   --------    --------
                    Less dividends and distributions:
                      Investment income--net                           (.64)      (.68)      (.70)      (.72)       (.74)
                      Realized gain on investments--net                  --       (.19)      (.20)      (.05)         --
                      In excess of realized gain on
                      investments--net                                   --       (.09)        --         --          --
                                                                   --------   --------   --------   --------    --------
                    Total dividends and distributions                  (.64)      (.96)      (.90)      (.77)       (.74)
                                                                   --------   --------   --------   --------    --------
                    Net asset value, end of year                   $  11.40   $  11.32   $  12.38   $  11.80    $  11.44
                                                                   ========   ========   ========   ========    ========

Total               Based on net asset value per share                6.77%      (.92%)    13.19%     10.23%      10.73%
Investment                                                         ========   ========   ========   ========    ========
Return:*

Ratios to           Expenses                                           .65%       .62%       .63%       .63%        .64%
Average                                                            ========   ========   ========   ========    ========
Net Assets:         Investment income--net                            5.83%      5.65%      5.87%      6.26%       6.57%
                                                                   ========   ========   ========   ========    ========

Supplemental        Net assets, end of year (in thousands)         $ 44,228   $ 60,017   $ 64,526   $ 46,556    $ 37,499
Data:                                                              ========   ========   ========   ========    ========
                    Portfolio turnover                               53.40%     75.66%     61.24%     52.31%     116.09%
                                                                   ========   ========   ========   ========    ========

                   *Total investment returns exclude the effect of sales loads.


                    See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)


Financial Highlights (concluded)
                                                                                         Class B
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                               For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                              1995       1994       1993       1992       1991
Per Share           Net asset value, beginning of year             $  11.32   $  12.38   $  11.80   $  11.44    $  11.03
Operating                                                          --------   --------   --------   --------    --------
Performance:          Investment income--net                            .59        .61        .64        .67         .68
                      Realized and unrealized gain (loss) on
                      investments--net                                  .08       (.78)       .78        .41         .41
                                                                   --------   --------   --------   --------    --------
                    Total from investment operations                    .67       (.17)      1.42       1.08        1.09
                                                                   --------   --------   --------   --------    --------
                    Less dividends and distributions:
                      Investment income--net                           (.59)      (.61)      (.64)      (.67)       (.68)
                      Realized gain on investments--net                  --       (.19)      (.20)      (.05)         --
                      In excess of realized gain on
                      investments--net                                   --       (.09)        --         --          --
                                                                   --------   --------   --------   --------    --------
                    Total dividends and distributions                  (.59)      (.89)      (.84)      (.72)       (.68)
                                                                   --------   --------   --------   --------    --------
                    Net asset value, end of year                   $  11.40   $  11.32   $  12.38   $  11.80    $  11.44
                                                                   ========   ========   ========   ========    ========

Total Investment    Based on net asset value per share                6.28%     (1.50%)    12.62%      9.68%      10.18%
Return:**                                                          ========   ========   ========   ========    ========

Ratios to Average   Expenses, excluding account maintenance
Net Assets:         and distribution fees                              .66%       .63%       .63%       .63%        .65%
                                                                   ========   ========   ========   ========    ========
                    Expenses                                          1.16%      1.13%      1.13%      1.13%       1.15%
                                                                   ========   ========   ========   ========    ========
                    Investment income--net                            5.32%      5.15%      5.38%      5.76%       6.07%
                                                                   ========   ========   ========   ========    ========

Supplemental        Net assets, end of year (in thousands)         $616,199   $726,888   $821,220   $729,569    $690,885
Data:                                                              ========   ========   ========   ========    ========
                    Portfolio turnover                               53.40%     75.66%     61.24%     52.31%     116.09%
                                                                   ========   ========   ========   ========    ========


The following per share data and ratios have been derived
from information provided in the financial statements.                                    For the Period Oct. 21, 1994++
                                                                                                 to Aug. 31, 1995
Increase (Decrease) in Net Asset Value:                                                      Class C          Class D
Per Share           Net asset value, beginning of period                                   $      10.94     $      10.94
Operating                                                                                  ------------     ------------
Performance:        Investment income--net                                                          .49              .54
                    Realized and unrealized gain on investments--net                                .46              .46
                                                                                           ------------     ------------
                    Total from investment operations                                                .95             1.00
                                                                                           ------------     ------------
                    Less dividends from investment income--net                                     (.49)            (.54)
                                                                                           ------------     ------------
                    Net asset value, end of period                                         $      11.40     $      11.40
                                                                                           ============     ============

Total Investment    Based on net asset value per share                                            8.96%+++         9.42%+++
Return:**                                                                                  ============     ============


Ratios to           Expenses, excluding account maintenance and distribution fees                  .67%*            .66%*
Average                                                                                    ============     ============
Net Assets:         Expenses                                                                      1.27%*            .76%*
                                                                                           ============     ============
                    Investment income--net                                                        5.04%*           5.59%*
                                                                                           ============     ============

Supplemental        Net assets, end of period (in thousands)                               $      3,131     $      3,846
Data:                                                                                      ============     ============
                    Portfolio turnover                                                           53.40%           53.40%
                                                                                           ============     ============

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch California Municipal Bond Fund (the "Fund") is part of Merrill Lynch California Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion. The Investment Advisory Agreement obligates FAM to reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the remaining average net assets. FAM's obligation to reimburse the Fund is limited to the amount of the management fee. No fee payment will be made during any fiscal year which will cause such expenses to exceed expense limitations at the time of such payment.

Pursuant to the distribution plans ("the Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                          Account     Distribution
                                      Maintenance Fee      Fee

Class B                                     0.25%          0.25%
Class C                                     0.25%          0.35%
Class D                                     0.10%           --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended August 31, 1995, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                        MLFD         MLPF&S

Class A                                $2,220        $28,775
Class D                                $1,704        $20,537


For the year ended August 31, 1995, MLPF&S received contingent deferred sales charges of $866,830 and $3,844 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1995 were $360,260,804 and $455,808,554, respectively.

Net realized and unrealized gains (losses) as of August 31, 1995 were as follows:


                                    Realized     Unrealized
                                     Losses        Gains

Long-term investments            $(12,697,427) $  34,788,492
Short-term investments             (1,146,290)            --
Financial futures
contracts                          (3,129,438)            --
                                 ------------  -------------
Total                            $(16,973,155) $  34,788,492
                                 ============  =============

NOTES TO FINANCIAL STATEMENTS (concluded)



As of August 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $34,788,492 of which $35,965,265 related to appreciated securities and $1,176,773 related to depre-ciated securities. The aggregate cost of investments at August 31, 1995 for Federal income tax purposes was $638,499,362.


4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $(120,046,349) and $(21,161,878) for the years ended August 31, 1995 and August 31, 1994, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Year                         Dollar
Ended August 31, 1995                 Shares        Amount

Shares sold                           356,036  $   3,948,528
Shares issued to share-
holders in reinvestment of
dividends                             110,995      1,224,562
                                  -----------  -------------
Total issued                          467,031      5,173,090
Shares redeemed                    (1,889,907)   (20,801,528)
                                  -----------  -------------
Net decrease                       (1,422,876) $ (15,628,438)
                                  ===========  =============



Class A Shares for the Year                         Dollar
Ended August 31, 1994                 Shares        Amount

Shares sold                         1,162,525  $  13,965,656
Shares issued to share-
holders in reinvestment of
dividends & distributions             216,094      2,566,392
                                  -----------  -------------
Total issued                        1,378,619     16,532,048
Shares redeemed                    (1,287,071)   (15,074,976)
                                  -----------  -------------
Net increase                           91,548  $   1,457,072
                                  ===========  =============

Class B Shares for the Year                         Dollar
Ended August 31, 1995                 Shares        Amount

Shares sold                         4,055,625  $  44,759,130
Shares issued to share-
holders in reinvestment
of dividends                        1,364,078     15,067,056
                                  -----------  -------------
Total issued                        5,419,703     59,826,186
Shares redeemed                   (15,559,912)  (170,703,755)
Automatic conversion
of shares                             (22,131)      (248,360)
                                  -----------  -------------
Net decrease                      (10,162,340) $(111,125,929)
                                  ===========  =============



Class B Shares for the Year                         Dollar
Ended August 31, 1994                 Shares        Amount

Shares sold                         7,118,622  $  84,446,664
Shares issued to shareholders
in reinvestment of dividends
& distributions                     2,212,118     26,273,099
                                  -----------  -------------
Total issued                        9,330,740    110,719,763
Shares redeemed                   (11,430,290)  (133,338,713)
                                  -----------  -------------
Net decrease                       (2,099,550) $ (22,618,950)
                                  ===========  =============



Class C Shares for the Period
October 21, 1994++ to                               Dollar
August 31, 1995                       Shares        Amount

Shares sold                           343,686  $   3,830,307
Shares issued to share-
holders in reinvestment
of dividends                            3,078         34,747
                                  -----------  -------------
Total issued                          346,764      3,865,054
Shares redeemed                       (72,055)      (813,364)
                                  -----------  -------------
Net increase                          274,709  $   3,051,690
                                  ===========  =============

[FN]
++Commencement of Operations.

Class D Shares for the Period
October 21, 1994++ to                               Dollar
August 31, 1995                       Shares        Amount

Shares sold                           383,812  $   4,170,592
Automatic conversion
of shares                              22,131        248,360
Shares issued to share-
holders in reinvestment of
dividends                               7,710         86,300
                                  -----------  -------------
Total issued                          413,653      4,505,252
Shares redeemed                       (76,184)      (848,924)
                                  -----------  -------------
Net increase                          337,469  $   3,656,328
                                  ===========  =============

[FN]
++Commencement of Operations.


5. Capital Loss Carryforward:
At August 31, 1995, the Fund had a net capital loss carryforward of approximately $9,806,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch California Municipal Bond Fund of
Merrill Lynch California Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch California Municipal Bond Fund of Merrill Lynch California Municipal Series Trust as of August 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch California Municipal Bond Fund of Merrill Lynch California Municipal Series Trust as of August 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
September 29, 1995
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch California Municipal Bond Fund of Merrill Lynch
California Municipal Series Trust during the taxable year ended
August 31, 1995 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributed during the year.

Please retain this information for your records.